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                                                                   EXHIBIT 10.5

                                PLEDGE AGREEMENT


               THIS PLEDGE AGREEMENT (this "Agreement"), dated as of October 29, 1998, is entered into between FITZGERALDS SOUTH, INC., a Nevada corporation, FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation, FITZGERALDS LAS VEGAS, INC., a Nevada corporation, FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation, FITZGERALDS RENO, INC., a Nevada corporation, FITZGERALDS INCORPORATED, a Nevada corporation, FITZGERALDS BLACK HAWK, INC., a Nevada corporation, FITZGERALDS BLACK HAWK II, INC., a Colorado corporation, and 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company (each a "Pledgor" and collectively, "Pledgors"), on the one hand and, on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), with reference to the following:

               WHEREAS, each Pledgor beneficially owns the specified number of shares identified as Pledged Shares or the percentage interest identified as Pledged Member Interest, in the Persons identified as Issuers on Schedule A attached hereto (or any addendum thereto);

               WHEREAS, Borrower and Secured Party are parties to that certain Loan and Security Agreement (the "Loan Agreement"), of even date herewith, pursuant to which Secured Party has agreed to make certain financial accommodations to Borrower;

               WHEREAS, to induce Secured Party to make the financial accommodations provided to Borrower pursuant to the Loan Agreement, each Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

               NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

               1.     Definitions and Construction.

                      (a) Definitions. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. As used in this Agreement:

                             "Agreement" shall mean this Pledge Agreement.


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                             "Borrower" shall mean Fitzgeralds Gaming
Corporation, a Nevada corporation.

                             "Chief Executive Office" shall mean where a Pledgor
is deemed located pursuant to Section 9-103(3)(d) of the Code.

                             "Collateral" shall mean the Pledged Shares, the
Pledged Member Interests, the Future Rights, and the Proceeds, collectively, but excluding any Excluded Assets.

                             "FLVI" shall mean Fitzgeralds Las Vegas, Inc., a
Nevada corporation.

                             "Future Rights" shall mean: (a) all shares of stock
or member interests (other than Pledged Shares or Pledged Member Interests) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of, or member interests in, the Issuers; (b) to the extent of any Pledgor's interest therein, all shares of stock of or member interests in, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of or member interests in, any Person in which such Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of such Pledgor; and (c) the certificates or instruments representing such additional shares or member interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares or member interests.

                             "Gaming Laws" shall mean all gaming laws, rules,
and regulations enacted by any Gaming Authority or other governmental authority.

                             "Holder" and "Holders" shall have the meanings
ascribed thereto in Section 3 of this Agreement.

                             "Issuers" shall mean each of the Persons identified
as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

                             "Lien" shall mean any lien, mortgage, pledge,
assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).


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                             "Loan Agreement" shall have the meaning ascribed
thereto in the recitals to this Agreement.

                             "Pledged Member Interests" shall mean all of the
percentage interests identified as Pledged Member Interest on Schedule A attached hereto (or any addendum thereto).

                             "Pledged Shares" shall mean all of the shares
identified as Pledged Shares on Schedule A attached hereto (or any addendum thereto).

                             "Pledgor" shall have the meaning ascribed thereto
in the preamble to this Agreement.

                             "Proceeds" shall mean all proceeds (including
proceeds of proceeds) of the Pledged Shares, Pledged Member Interests, and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Pledged Member Interests, Future Rights, or proceeds thereof (including any cash, stock, member interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any claims against financial intermediaries under Section 8-313(2) of the Code or otherwise); (b) "proceeds," as such term is used in Section 9-306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Pledged Member Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Pledged Member Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Pledged Member Interests, Future Rights, or proceeds thereof.

                             "Secured Obligations" shall mean all liabilities,
obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.


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                             "Secured Party" shall have the meaning ascribed
thereto in the preamble to this Agreement, together with its successors or assigns.

                             "Securities Act" shall have the meaning ascribed
thereto in Section 9(c) of this Agreement.

                      (b)    Construction.

                                 (i) Unless the context of this Agreement
clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, or any of the other Loan Documents.

                                 (ii) Neither this Agreement nor any uncertainty
or ambiguity herein shall be construed or resolved against Secured Party or Pledgors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties hereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                                 (iii) In the event of any direct conflict
between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

               2.     Pledge.

                             (a) As security for the prompt payment and
performance of the Secured Obligations in full by Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), each Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of such Pledgor's right, title, and interest in and to the Collateral.

                             (b) Notwithstanding anything to the contrary
contained herein, Secured Party expressly acknowledges and agrees that the pledge of the Pledged

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Shares of FLVI, and any restrictions on the transfer of and agreements not to encumber such Pledged Shares set forth herein, will require the approval of the Nevada Gaming Commission upon the recommendation of the Nevada State Gaming Control Board in order to become effective, and that the exercise by Secured Party of its rights and remedies hereunder is subject to the mandatory provisions of the Gaming Laws. Upon obtaining such approval, the foregoing pledge of such Pledged Securities of FLVI automatically shall become effective without any further action by any Person.

               3.     Delivery and Registration of Collateral.

                             (a) All certificates or instruments representing or
evidencing the Collateral shall be promptly delivered by each Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party hereby acknowledges that the applicable Gaming Laws of the State of Nevada require that the stock certificates or other instruments evidencing the Pledged Shares issued by FLVI be held and maintained at all times at a location within the State of Nevada designated to the Nevada State Gaming Control Board and be available for inspection by agents or employees of the Nevada State Gaming Control Board as promptly as possible upon request during normal business hours.

                             (b) After the occurrence and during the continuance
of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to the Pledgors, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                             (c) If, at any time and from time to time, any
Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Secured Party or the applicable Pledgor (a "Holder"), then such Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Secured Party in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for Secured Party, all pursuant to Section 9-115 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Secured Party.


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                             (d) Any and all Collateral (including dividends,
interest, and other cash distributions) at any time received or held by any Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of such Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary endorsements; provided that cash dividends or distributions received by such Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by such Pledgor in accordance with Section 4 and used in the ordinary course of such Pledgor's business.

                             (e) If at any time and from time to time any
Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party, or otherwise cause Secured Party's security interest thereon to be perfected in accordance with applicable law.

               4.     Voting Rights and Dividends.

                      (a) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

                      (b) Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Each Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

               5. Representations and Warranties. Each Pledgor represents, warrants, and covenants as follows:

                      (a) Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that Secured Party shall have no responsibility or liability for informing

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such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

                      (b) All information herein or hereafter supplied to Secured Party by or on behalf of such Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

                      (c) With regard to the Collateral owned by such Pledgor, such Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares, the Pledged Member Interests, and all other Collateral acquired by such Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party other than Liens in favor of the Indenture Trustee relative to the Senior Note Documents and Liens in favor of Secured Party, so long as and to the extent such Liens remain the subject of the Intercreditor Agreement;

                      (d) This Agreement, and the delivery to Secured Party, or its designee, of the Pledged Shares or Pledged Member Interests representing Collateral (or the delivery to all Holders of the Pledged Shares or Pledged Member Interests representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares and Pledged Member Interests in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

                      (e) With respect to such Pledgor, Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares and Pledged Member Interests are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of such Pledgor; (ii) the Pledged Shares as to each of the Issuers of Pledged Shares constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of such Issuer as set forth in Schedule A to this Agreement; and (iii) the Pledged Member Interests as to each of the Issuers of Pledged Member Interests constitute at least the percentage of all fully diluted issued and outstanding member interests in such Issuer as set forth in Schedule A to this Agreement;

                      (f) There are no presently existing Future Rights or Proceeds owned by such Pledgor, except as set forth in Schedule C hereto;

                      (g) The Pledged Shares and Pledged Member Interests have been duly authorized and validly issued and are fully paid and nonassessable; and


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                      (h) Neither the pledge of the Collateral pursuant to this
Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

               6.     Further Assurances.

                      (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
(iii) allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in the Collateral.

                      (b) Each Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                      (c) Each Pledgor will furnish to Secured Party, upon the request of Secured Party: (i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Party by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

               7.     Covenants of Pledgors.  Each Pledgor shall:

                      (a) Perform each and every covenant in the Loan Documents applicable to such Pledgor;


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                      (b) At all times keep at least one complete set of its
records concerning substantially all of the Collateral at its Chief Executive Office as set forth in Schedule B hereto, and not change the location of its Chief Executive Office or such records without giving Secured Party at least thirty (30) days prior written notice thereof;

                      (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to such Pledgor;

                      (d) Upon receipt by such Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by such Pledgor; and

                      (e) Use its best efforts to obtain all recommendations of the Nevada State Gaming Control Board and approvals of the Nevada Gaming Commission that are required for the pledge of or any negative pledge on the stock of FLVI; provided, however, that such best efforts need not include the obligation to expend money, other than in connection with customary procedures for obtaining such recommendations or approvals.

               8.     Secured Party as Pledgors' Attorney-in-Fact.

                      (a) Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Secured Party deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

                      (b) In addition to the designation of Secured Party as such Pledgor's attorney-in-fact in subsection (a), each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where

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such Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or Pledged Member Interests, or otherwise enforce Secured Party's rights hereunder.

               9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

                      (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgors, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

                      (b) Each Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.


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                      (c) Each Pledgor hereby acknowledges that the sale by
Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Each Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

                      (d) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, each Pledgor agrees that, upon request of Secured Party, such Pledgor will, at its own expense:

                                  (i) use its best efforts to execute and
deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                                 (ii)  use its best efforts to qualify the
Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;


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                                (iii) cause the Issuers to make available to
their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                                 (iv) execute and deliver, or cause the officers
and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Shares or Pledged Member Interests, or otherwise enforce Secured Party's rights hereunder; and

                                  (v) do or cause to be done all such other acts
and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

                      (e) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

               10. Application of Proceeds. After the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Secured Party as provided in the Loan Agreement.

               11. Duties of Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Secured

Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

               12. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER JURISDICTION IN WHICH THE COLLATERAL IS LOCATED IN CONNECTION WITH THE EXERCISE OF SECURED PARTY'S RIGHTS AND REMEDIES AS A SECURED CREDITOR WITH RESPECT TO SUCH COLLATERAL. EACH PLEDGOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

               13. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

               14. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

               15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, Secured Party will, at the applicable Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by such Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

               16. Security Interest Absolute. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

                      (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

                      (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

                      (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

                      (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

To the maximum extent permitted by law, each Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from such Pledgor; or (B) pursue any other remedy in Secured Party's power whatsoever.

               17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

               18. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an executed original counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. This Agreement shall become effective as to each Obligor upon the execution and delivery of a counterpart hereof by such Obligor (whether or not a counterpart hereof shall have been executed and delivered by any other Obligor).

               20. Waiver of Marshaling. Each Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (i) Secured Party is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Each Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

               21. WAIVER OF JURY TRIAL. EACH PLEDGOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

               22.    Waivers.

               (a) To the maximum extent permitted by law, each Pledgor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Pledgor's right to make inquiry of Secured Party to ascertain the amount of the Obligations at any reasonable time;
(iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Pledgor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Pledgor under this Agreement) and demands to which such Pledgor might otherwise be entitled.

               (b) To the fullest extent permitted by applicable law, each Pledgor waives the right by statute or otherwise to require Secured Party to institute suit against Borrower or to exhaust any rights and remedies which Secured Party has or may have against Borrower. Each Pledgor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.

               (c) To the maximum extent permitted by law, each Pledgor hereby waives: (i) any rights to assert against Secured Party any defense (legal or equitable), set-off, counterclaim, or claim which such Pledgor may now or at any time hereafter have against Borrower or any other party liable to Secured Party on account of or with respect to the Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Secured Party including, to the extent applicable, the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;
(iv) the benefit of any statute of limitations affecting such Pledgor's liability hereunder or the enforcement thereof.

               (d) To the maximum extent permitted by law, each Pledgor hereby waives any right of subrogation such Pledgor has or may have as against Borrower with respect to the Obligations. In addition, each Pledgor hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations. Each Pledgor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of Borrower. Each Pledgor hereby agrees that, in light of the waivers contained in this Section, such Pledgor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Borrower, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

               (e) If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Secured Party may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of Pledgors hereunder. Each Pledgor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Secured Party nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Pledgor against Borrower or guarantors or sureties, and (b) absent the waiver given by such Pledgor herein, such an election might estop Secured Party from enforcing this Agreement against such Pledgor. Understanding the foregoing, and understanding that such Pledgor is hereby relinquishing a defense to the enforceability of this Agreement, each Pledgor hereby waives any right to assert against Secured Party any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Secured Party nonjudicially to foreclose any such mortgage or deed of trust. Each Pledgor understands that the effect of the foregoing waiver may be that such Pledgor may have liability hereunder for amounts with respect to which such Pledgor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each Pledgor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Pledgor's liability under this Agreement.

               (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH PLEDGOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838, 2839, 2845, 2848, 2849, AND
2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

               (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH PLEDGOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY SECURED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED SUCH PLEDGOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.


                           [Signature page to follow.]

               IN WITNESS WHEREOF, each Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

                      FITZGERALDS SOUTH, INC., a Nevada corporation FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation FITZGERALDS LAS VEGAS, INC., a Nevada corporation FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation
                      FITZGERALDS RENO, INC., a Nevada corporation
                      FITZGERALDS INCORPORATED, a Nevada corporation FITZGERALDS BLACK HAWK, INC., a Nevada corporation FITZGERALDS BLACK HAWK II, INC., a Colorado corporation 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company


                      By  /s/ MICHAEL E. MCPHERSON
                        ------------------------------------
                      Name: Michael E. McPherson
                      Title: Senior Vice President, Chief Financial Officer,
                             Treasurer, and Secretary of each of the above-listed companies


                      FOOTHILL CAPITAL CORPORATION, a California corporation


                      By    /s/ BRIAN DUFFY
                         -----------------------------------
                      Title: Vice President
                             -------------------------------

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                        Pledgor: Fitzgerald's South, Inc.


                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
Fitzgeralds Mississippi, Inc.      8,000,000       common      16                                  100%          Mississippi
(formerly known as Polk
Landing Entertainment
Corporation)

Fitzgeralds Las Vegas, Inc.        10,000          common      6                                   100%          Nevada

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                     Pledgor: Fitzgeralds Mississippi, Inc.


                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
none

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                      Pledgor: Fitzgeralds Las Vegas, Inc.



                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
Fitzgeralds Fremont                100             common      1             Fitzgeralds Las       100%              Nevada
Experience Corporation                                                       Vegas Limited
                                                                             Partnership

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


               Pledgor: Fitzgeralds Fremont Experience Corporation


                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
none


                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                         Pledgor: Fitzgeralds Reno, Inc.



                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
none

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                        Pledgor: Fitzgeralds Incorporated


                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
Fitzgeralds Black Hawk,            100             common         1          Griffith Gaming,      100%           Nevada
Inc.                                                                         Inc.

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                      Pledgor: Fitzgeralds Black Hawk, Inc.



                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
Fitzgeralds Black Hawk II,         100                            2                                  100%          Colorado
Inc.

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


                    Pledgor: Fitzgeralds Black Hawk II, Inc.


                             Pledged                               Former Name, if
                             Member          Certificate           any, in which         Jurisdiction of
Issuer                       Interest        Number(s)             Certificate Issued    Organization
------                       --------        ---------             ------------------    ------------
101 Main Street Limited      100%            1                                           Colorado
Liability Company

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT


               Pledgor: 101 Main Street Limited Liability Company


                                                                             Former Name, if       Pledgor's
                                   Pledged                     Certificate   any, in which         Percentage    Jurisdiction of
Issuer                             Shares          Class       Number(s)     Certificate Issued    Ownership     Incorporation
------                             ------          -----       ---------     ------------------    ---------     -------------
none

                                   SCHEDULE B

                                       TO

                                PLEDGE AGREEMENT



Pledgor                                   Address of Chief Executive Office
-----------------------------------       ---------------------------------
Fitzgeralds South, Inc.,                  301 Fremont Street
a Nevada corporation                      Las Vegas, Nevada 89101

Fitzgeralds Mississippi, Inc.,            301 Fremont Street
a Mississippi corporation                 Las Vegas, Nevada 89101

Fitzgeralds Las Vegas, Inc.,              301 Fremont Street
a Nevada corporation                      Las Vegas, Nevada 89101

Fitzgeralds Fremont Street                301 Fremont Street
Experience Corporation,                   Las Vegas, Nevada 89101
a Nevada corporation

Fitzgeralds Reno, Inc.,                   301 Fremont Street
a Nevada corporation                      Las Vegas, Nevada 89101

Fitzgeralds Incorporated,                 301 Fremont Street
a Nevada corporation                      Las Vegas, Nevada 89101

Fitzgeralds Las Vegas, Inc.,              301 Fremont Street
a Nevada corporation                      Las Vegas, Nevada 89101

Fitzgeralds Black Hawk, Inc.,             301 Fremont Street
a Nevada corporation                      Las Vegas, Nevada 89101

Fitzgeralds Black Hawk II, Inc.,          301 Fremont Street
a Colorado corporation                    Las Vegas, Nevada 89101

101 Main Street Limited Liability         301 Fremont Street
Company, a Colorado limited               Las Vegas, Nevada 89101
liability company

                                   SCHEDULE C

                                       TO

                                PLEDGE AGREEMENT



Existing Future Rights and Proceeds:  None.


                                       C-1